UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-04254

Legg Mason Partners Income Trust

(Exact name of registrant as specified in charter)

55 Water Street, New York, NY 10041

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code:

Funds Investor Services 1-800-822-5544

or

Institutional Shareholder Services 1-888-425-6432

Date of fiscal year end: December 31

Date of reporting period: September 30, 2010

ITEM 1.	SCHEDULE OF INVESTMENTS

LEGG MASON PARTNERS INCOME TRUST

LEGG MASON WESTERN ASSET GLOBAL HIGH YIELD BOND FUND

FORM N-Q

SEPTEMBER 30, 2010

LEGG MASON WESTERN ASSET GLOBAL HIGH YIELD BOND FUND

Schedule of investments (unaudited)	September 30, 2010

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
CORPORATE BONDS & NOTES - 86.5%
CONSUMER DISCRETIONARY - 19.1%
Auto Components - 0.8%
Cooper-Standard Automotive Inc., Senior Notes	8.500%	5/1/18	930,000		$969,525	(a)
Europcar Groupe SA, Senior Secured Subordinated Bonds	4.399%	5/15/13	1,103,000	EUR	1,420,963	(a)(b)
Europcar Groupe SA, Senior Subordinated Notes	8.125%	5/15/14	1,965,000	EUR	2,705,575	(a)
Hertz Holdings Netherlands BV, Senior Secured Bonds	8.500%	7/31/15	680,000	EUR	982,631	(a)
Tenneco Inc., Senior Notes	7.750%	8/15/18	730,000		751,900	(a)

Total Auto Components					6,830,594

Automobiles - 0.5%
Motors Liquidation Co., Senior Debentures	8.375%	7/15/33	7,610,000		2,606,425	(c)
Motors Liquidation Co., Senior Notes	7.200%	1/15/11	3,170,000		1,038,175	(c)

Total Automobiles					3,644,600

Diversified Consumer Services - 0.9%
Realogy Corp., Senior Notes	10.500%	4/15/14	4,170,000		3,565,350
Service Corp. International, Senior Notes	7.500%	4/1/27	625,000		600,000
Stonemor Operating LLC/Cornerstone Family Services/Osiris Holdings, Senior Notes	10.250%	12/1/17	3,035,000		3,239,862	(a)

Total Diversified Consumer Services					7,405,212

Hotels, Restaurants & Leisure - 5.4%
Boyd Gaming Corp., Senior Subordinated Notes	7.125%	2/1/16	730,000		614,112
CCM Merger Inc., Notes	8.000%	8/1/13	3,070,000		2,824,400	(a)
Choctaw Resort Development Enterprise, Senior Notes	7.250%	11/15/19	472,000		328,040	(a)
Codere Finance Luxembourg SA, Senior Notes	8.250%	6/15/15	396,000	EUR	538,498	(a)
Codere Finance Luxembourg SA, Senior Secured Notes	8.250%	6/15/15	870,000	EUR	1,191,958	(a)
Downstream Development Quapaw, Senior Notes	12.000%	10/15/15	1,550,000		1,489,937	(a)
El Pollo Loco Inc., Senior Notes	11.750%	11/15/13	3,220,000		2,334,500
El Pollo Loco Inc., Senior Secured Notes	11.750%	12/1/12	1,535,000		1,565,700
Harrah’s Operating Co. Inc., Senior Bonds	5.625%	6/1/15	6,545,000		4,286,975
Harrah’s Operating Co. Inc., Senior Notes	10.750%	2/1/16	805,000		652,050
Harrah’s Operating Co. Inc., Senior Secured Notes	11.250%	6/1/17	530,000		583,000
Inn of the Mountain Gods Resort & Casino, Senior Notes	12.000%	11/15/11	5,320,000		2,207,800	(c)(d)
Landry’s Holdings Inc., Senior Secured Notes	11.500%	6/1/14	890,000		832,150	(a)
Landry’s Restaurants Inc., Senior Secured Notes	11.625%	12/1/15	1,330,000		1,409,800
Marstons Issuer PLC, Secured Bonds	5.641%	7/15/35	1,262,000	GBP	1,713,463	(b)
MGM MIRAGE Inc., Senior Notes	6.750%	9/1/12	3,640,000		3,458,000
MGM MIRAGE Inc., Senior Notes	6.750%	4/1/13	760,000		709,650
MGM Resorts International, Senior Secured Notes	10.375%	5/15/14	270,000		301,725
MGM Resorts International, Senior Secured Notes	11.125%	11/15/17	645,000		737,719
Mohegan Tribal Gaming Authority, Senior Secured Notes	11.500%	11/1/17	1,510,000		1,359,000	(a)
Mohegan Tribal Gaming Authority, Senior Subordinated Notes	8.000%	4/1/12	3,050,000		2,333,250
NCL Corp. Ltd., Senior Secured Notes	11.750%	11/15/16	2,300,000		2,587,500
Pinnacle Entertainment Inc., Senior Notes	8.625%	8/1/17	780,000		831,675
Pinnacle Entertainment Inc., Senior Subordinated Notes	7.500%	6/15/15	400,000		389,000
Pinnacle Entertainment Inc., Senior Subordinated Notes	8.750%	5/15/20	290,000		287,100
Sbarro Inc., Senior Notes	10.375%	2/1/15	1,545,000		934,725
Snoqualmie Entertainment Authority, Senior Secured Notes	4.428%	2/1/14	1,285,000		1,066,550	(a)(b)
Station Casinos Inc., Senior Notes	6.000%	4/1/12	1,295,000		220	(c)(d)
Station Casinos Inc., Senior Notes	7.750%	8/15/16	3,765,000		377	(c)(d)
Thomas Cook Group PLC, Senior Notes	7.750%	6/22/17	2,151,000	GBP	3,333,371
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., Secured Notes	7.750%	8/15/20	2,680,000		2,840,800	(a)

Total Hotels, Restaurants & Leisure					43,743,045

See Notes to Schedule of Investments.

LEGG MASON WESTERN ASSET GLOBAL HIGH YIELD BOND FUND

Schedule of investments (unaudited) (cont’d)	September 30, 2010

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
Household Durables - 0.5%
DFS Furniture Holdings PLC, Senior Secured Notes	9.750%	7/15/17	1,741,000	GBP	$2,584,515	(a)
Jarden Corp., Senior Subordinated Notes	7.500%	1/15/20	1,040,000	EUR	1,431,958

Total Household Durables					4,016,473

Internet & Catalog Retail - 0.5%
Netflix Inc., Senior Notes	8.500%	11/15/17	1,525,000		1,708,000
QVC Inc., Senior Secured Notes	7.375%	10/15/20	2,270,000		2,360,800	(a)

Total Internet & Catalog Retail					4,068,800

Leisure Equipment & Products - 0.8%
Carlson Wagonlit BV, Senior Notes	6.649%	5/1/15	2,553,000	EUR	3,280,256	(a)(b)
Cirsa Capital Luxembourg, Senior Notes	7.875%	7/15/12	900,000	EUR	1,272,935	(a)
Cirsa Funding Luxembourg SA, Senior Notes	8.750%	5/15/18	1,490,000	EUR	2,071,868	(a)

Total Leisure Equipment & Products					6,625,059

Media - 6.8%
Cablevision Systems Corp., Senior Notes	7.750%	4/15/18	1,950,000		2,071,875
Cablevision Systems Corp., Senior Notes	8.000%	4/15/20	680,000		735,250
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	7.875%	4/30/18	1,060,000		1,105,050	(a)
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	8.125%	4/30/20	2,040,000		2,172,600	(a)
Cengage Learning Acquisitions Inc., Senior Notes	10.500%	1/15/15	1,720,000		1,717,850	(a)
Cengage Learning Acquisitions Inc., Senior Subordinated Notes	13.250%	7/15/15	3,385,000		3,376,538	(a)
Charter Communications Operating LLC/Charter Communications Operating Capital, Senior Secured Notes	10.875%	9/15/14	3,540,000		4,026,750	(a)
CMP Susquehanna Corp.	3.531%	5/15/14	39,000		27,690	(a)(b)
CSC Holdings LLC, Senior Notes	8.500%	6/15/15	1,615,000		1,772,463
DISH DBS Corp., Senior Notes	7.000%	10/1/13	80,000		85,300
DISH DBS Corp., Senior Notes	7.875%	9/1/19	3,105,000		3,357,281
Gannett Co. Inc., Senior Notes	6.375%	9/1/15	390,000		387,563	(a)
Gannett Co. Inc., Senior Notes	7.125%	9/1/18	770,000		762,300	(a)
Globo Communicacoes e Participacoes SA, Bonds	7.250%	4/26/22	1,385,000		1,488,875	(a)
Globo Communicacoes e Participacoes SA, Senior Bonds	7.250%	4/26/22	120,000		129,000	(a)
ITV PLC, Notes	7.375%	1/5/17	1,812,000	GBP	2,946,096
ITV PLC, Senior Notes	10.000%	6/30/14	1,050,000	EUR	1,658,005
Kabel Deutschland GmbH, Senior Notes	10.750%	7/1/14	546,000	EUR	781,551
Lighthouse International Co. SA, Senior Secured Notes	8.000%	4/30/14	1,260,000	EUR	1,013,440	(a)
NET Servicos de Comunicacao SA, Bonds	7.500%	1/27/20	770,000		872,025	(a)
NET Servicos de Comunicacao SA, Bonds	7.500%	1/27/20	280,000		317,100	(a)
Nielsen Finance LLC/Nielsen Finance Co., Senior Notes	7.750%	10/15/18	8,440,000		8,378,135	(a)
Nielsen Finance LLC/Nielsen Finance Co., Senior Subordinated Notes, step bond	0.000%	8/1/16	3,550,000		3,572,187
ProQuest LLC/ProQuest Notes Co., Senior Notes	9.000%	10/15/18	960,000		979,200	(a)
Seat Pagine Gialle SpA, Senior Secured Notes	10.500%	1/31/17	1,444,000	EUR	1,840,579	(a)
Sun Media Corp., Senior Notes	7.625%	2/15/13	825,000		833,250
UPC Holding BV, Senior Notes	8.000%	11/1/16	2,500,000	EUR	3,527,410	(a)
UPC Holding BV, Senior Notes	9.875%	4/15/18	835,000		893,450	(a)
Virgin Media Finance PLC, Senior Notes	9.125%	8/15/16	450,000		483,750
Ziggo Bond Co. BV, Senior Notes	8.000%	5/15/18	3,050,000	EUR	4,386,599	(a)

Total Media					55,699,162

Multiline Retail - 0.7%
Neiman Marcus Group Inc., Senior Notes	9.000%	10/15/15	1,448,289		1,511,652	(e)
Neiman Marcus Group Inc., Senior Secured Notes	7.125%	6/1/28	2,015,000		1,909,212
Parkson Retail Group Ltd., Senior Bonds	7.875%	11/14/11	1,800,000		1,867,925

Total Multiline Retail					5,288,789

Specialty Retail - 1.6%
American Greetings Corp., Senior Notes	7.375%	6/1/16	3,100,000		3,169,750

See Notes to Schedule of Investments.

LEGG MASON WESTERN ASSET GLOBAL HIGH YIELD BOND FUND

Schedule of investments (unaudited) (cont’d)	September 30, 2010

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
Specialty Retail - continued
American Greetings Corp., Senior Notes	7.375%	6/1/16	720,000		$707,400
American Greetings Corp., Senior Notes	7.375%	6/1/16	195,000		189,150
Edcon Proprietary Ltd., Senior Notes	4.129%	6/15/14	4,020,000	EUR	4,658,226	(a)(b)
Michaels Stores Inc., Senior Subordinated Notes, step bond	0.000%	11/1/16	4,490,000		4,344,075

Total Specialty Retail					13,068,601

Textiles, Apparel & Luxury Goods - 0.6%
Oxford Industries Inc., Senior Secured Notes	11.375%	7/15/15	3,355,000		3,791,150
Phillips-Van Heusen Corp., Senior Notes	7.375%	5/15/20	1,030,000		1,090,513

Total Textiles, Apparel & Luxury Goods					4,881,663

TOTAL CONSUMER DISCRETIONARY					155,271,998

CONSUMER STAPLES - 1.3%
Beverages - 0.1%
Cott Beverages USA Inc., Senior Notes	8.125%	9/1/18	630,000		670,162	(a)

Food Products - 0.6%
Bumble Bee Foods LLC, Senior Secured Notes	7.750%	12/15/15	1,696,000		1,823,200
Campofrio Food Group SA, Senior Notes	8.250%	10/31/16	1,050,000	EUR	1,495,841	(a)
Del Monte Corp., Senior Subordinated Notes	7.500%	10/15/19	980,000		1,062,075
Smithfield Foods Inc., Senior Secured Notes	10.000%	7/15/14	450,000		519,750	(a)

Total Food Products					4,900,866

Household Products - 0.4%
American Achievement Corp., Senior Subordinated Notes	8.250%	4/1/12	810,000		811,013	(a)
Spectrum Brands Holdings Inc., Senior Secured Notes	9.500%	6/15/18	1,270,000		1,363,662	(a)
Visant Corp., Senior Notes	10.000%	10/1/17	1,540,000		1,613,150	(a)

Total Household Products					3,787,825

Tobacco - 0.2%
Alliance One International Inc., Senior Notes	10.000%	7/15/16	1,310,000		1,424,625

TOTAL CONSUMER STAPLES					10,783,478

ENERGY - 12.8%
Energy Equipment & Services - 1.4%
Basic Energy Services Inc., Senior Secured Notes	11.625%	8/1/14	2,200,000		2,431,000
Complete Production Services Inc., Senior Notes	8.000%	12/15/16	900,000		931,500
GulfMark Offshore Inc., Senior Subordinated Notes	7.750%	7/15/14	1,925,000		1,941,844
Hercules Offshore LLC, Senior Secured Notes	10.500%	10/15/17	2,975,000		2,484,125	(a)
Key Energy Services Inc., Senior Notes	8.375%	12/1/14	910,000		964,600
Parker Drilling Co., Senior Notes	9.125%	4/1/18	1,780,000		1,815,600	(a)
PHI Inc., Senior Notes	8.625%	10/15/18	420,000		414,750	(a)
Transocean Inc., Senior Notes	6.625%	4/15/11	560,000		574,880

Total Energy Equipment & Services					11,558,299

Oil, Gas & Consumable Fuels - 11.4%
Belden & Blake Corp., Secured Notes	8.750%	7/15/12	5,202,000		5,123,970
Berry Petroleum Co., Senior Notes	10.250%	6/1/14	1,570,000		1,778,025
Brigham Exploration Co., Senior Notes	8.750%	10/1/18	1,350,000		1,397,250	(a)
Chesapeake Energy Corp., Senior Notes	7.250%	12/15/18	3,195,000		3,458,587
Compagnie Generale de Geophysique-Veritas, Senior Notes	7.500%	5/15/15	560,000		572,600
Compagnie Generale de Geophysique-Veritas, Senior Notes	9.500%	5/15/16	845,000		916,825
Compagnie Generale de Geophysique-Veritas, Senior Notes	7.750%	5/15/17	220,000		226,050
CONSOL Energy Inc., Senior Notes	8.250%	4/1/20	1,860,000		2,041,350	(a)
Continental Resources Inc., Senior Notes	7.125%	4/1/21	370,000		386,650	(a)
Corral Petroleum Holdings AB, Senior Bonds	2.000%	9/18/11	3,464,406		3,213,236	(a)(e)
Crosstex Energy LP/Crosstex Energy Finance Corp., Senior Notes	8.875%	2/15/18	1,230,000		1,294,575
Denbury Resources Inc., Senior Subordinated Notes	8.250%	2/15/20	1,785,000		1,956,806
Ecopetrol SA, Senior Notes	7.625%	7/23/19	3,470,000		4,216,050
El Paso Corp., Medium-Term Notes	7.375%	12/15/12	245,000		262,805

See Notes to Schedule of Investments.

LEGG MASON WESTERN ASSET GLOBAL HIGH YIELD BOND FUND

Schedule of investments (unaudited) (cont’d)	September 30, 2010

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
Oil, Gas & Consumable Fuels - continued
Energy Transfer Equity LP, Senior Notes	7.500%	10/15/20	1,580,000		$1,670,850
Enterprise Products Operating LLP, Junior Subordinated Notes	8.375%	8/1/66	1,760,000		1,839,107	(b)
Enterprise Products Operating LLP, Subordinated Notes	7.034%	1/15/68	945,000		941,597	(b)
EXCO Resources Inc., Senior Notes	7.500%	9/15/18	2,960,000		2,956,300
Griffin Coal Mining Co. Pty Ltd., Senior Notes	9.500%	12/1/16	100,000		59,625	(a)(c)
Harvest Operations Corp., Senior Notes	6.875%	10/1/17	1,640,000		1,685,100	(a)
Inergy LP/Inergy Finance Corp., Senior Notes	7.000%	10/1/18	1,120,000		1,153,600	(a)
Infinis PLC, Senior Notes	9.125%	12/15/14	1,404,000	GBP	2,326,848	(a)
International Coal Group Inc., Senior Secured Notes	9.125%	4/1/18	1,975,000		2,113,250
KazMunaiGaz Finance Sub BV, Senior Notes	8.375%	7/2/13	2,880,000		3,204,000	(a)
Linn Energy LLC/Linn Energy Finance Corp., Senior Notes	8.625%	4/15/20	340,000		362,100	(a)
Linn Energy LLC/Linn Energy Finance Corp., Senior Notes	7.750%	2/1/21	2,340,000		2,372,175	(a)
LUKOIL International Finance BV, Bonds	6.356%	6/7/17	1,800,000		1,887,750	(a)
LUKOIL International Finance BV, Bonds	6.656%	6/7/22	210,000		217,350	(a)
MarkWest Energy Partners LP/MarkWest Energy Finance Corp., Senior Notes	8.750%	4/15/18	1,720,000		1,866,200
Murray Energy Corp., Senior Secured Notes	10.250%	10/15/15	2,560,000		2,668,800	(a)
OPTI Canada Inc., Senior Secured Notes	9.000%	12/15/12	620,000		630,850	(a)
OPTI Canada Inc., Senior Secured Notes	9.750%	8/15/13	1,850,000		1,887,000	(a)
OPTI Canada Inc., Senior Secured Notes	8.250%	12/15/14	985,000		753,525
Overseas Shipholding Group Inc., Senior Notes	8.125%	3/30/18	1,870,000		1,951,812
Pan American Energy LLC, Senior Notes	7.875%	5/7/21	690,000		722,775	(a)
Pan American Energy LLC, Senior Notes	7.875%	5/7/21	100,000		104,750	(a)
Peabody Energy Corp., Senior Notes	7.875%	11/1/26	655,000		725,413
Petrobras International Finance Co., Senior Notes	6.875%	1/20/40	1,280,000		1,471,670
Petrohawk Energy Corp., Senior Notes	7.875%	6/1/15	610,000		642,025
Petroleum Co. of Trinidad & Tobago Ltd., Senior Notes	9.750%	8/14/19	1,720,000		2,115,600	(a)
Petroplus Finance Ltd., Senior Notes	6.750%	5/1/14	1,270,000		1,168,400	(a)
Petroplus Finance Ltd., Senior Notes	7.000%	5/1/17	390,000		341,250	(a)
Plains Exploration & Production Co., Senior Notes	10.000%	3/1/16	1,600,000		1,832,000
Plains Exploration & Production Co., Senior Notes	8.625%	10/15/19	1,000,000		1,097,500
PT Adaro Indonesia, Senior Notes	7.625%	10/22/19	3,910,000		4,281,450	(a)
Quicksilver Resources Inc., Senior Notes	11.750%	1/1/16	2,220,000		2,614,050
Quicksilver Resources Inc., Senior Notes	9.125%	8/15/19	310,000		341,388
Range Resources Corp., Senior Subordinated Notes	8.000%	5/15/19	730,000		801,175
SandRidge Energy Inc., Senior Toggle Notes	8.625%	4/1/15	2,460,000		2,472,300	(e)
Stone Energy Corp., Senior Notes	8.625%	2/1/17	170,000		167,875
Stone Energy Corp., Senior Subordinated Notes	6.750%	12/15/14	1,221,000		1,129,425
Teekay Corp., Senior Notes	8.500%	1/15/20	2,605,000		2,849,219
TNK-BP Finance SA, Senior Notes	7.500%	7/18/16	4,290,000		4,788,712	(a)
TNK-BP Finance SA, Senior Notes	7.500%	7/18/16	190,000		211,850	(a)
TNK-BP Finance SA, Senior Notes	7.875%	3/13/18	692,000		783,690	(a)
TNK-BP Finance SA, Senior Notes	7.875%	3/13/18	420,000		475,650	(a)
Whiting Petroleum Corp., Senior Subordinated Notes	6.500%	10/1/18	2,080,000		2,137,200

Total Oil, Gas & Consumable Fuels					92,667,985

TOTAL ENERGY					104,226,284

FINANCIALS - 13.7%
Capital Markets - 0.5%
Lehman Brothers Holdings Inc., Medium-Term Notes, Senior Notes	5.250%	2/6/12	1,905,000		431,006	(c)
Offshore Group Investments Ltd., Senior Secured Notes	11.500%	8/1/15	3,520,000		3,713,600	(a)

Total Capital Markets					4,144,606

See Notes to Schedule of Investments.

LEGG MASON WESTERN ASSET GLOBAL HIGH YIELD BOND FUND

Schedule of investments (unaudited) (cont’d)	September 30, 2010

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
Commercial Banks - 3.3%
BAC Capital Trust VI, Capital Securities, Junior Subordinated Notes	5.625%	3/8/35	1,400,000		$1,319,534
BankAmerica Institutional Capital A, Junior Subordinated Bonds	8.070%	12/31/26	680,000		708,900	(a)
CIT Group Inc., Senior Secured Bonds	7.000%	5/1/15	430,559		429,483
CIT Group Inc., Senior Secured Bonds	7.000%	5/1/16	2,257,600		2,235,024
CIT Group Inc., Senior Secured Bonds	7.000%	5/1/17	7,254,640		7,136,752
Credit Agricole SA, Subordinated Notes	8.375%	10/13/19	900,000		967,500	(a)(b)(f)
Deutsche Postbank Funding Trust IV, Subordinated Notes	5.983%	6/29/17	3,450,000	EUR	3,976,567	(b)(f)
ICICI Bank Ltd., Subordinated Bonds	6.375%	4/30/22	2,900,000		2,918,806	(a)(b)
Matalan Finance Ltd., Senior Notes	9.625%	3/31/17	335,000	GBP	557,826	(a)
NB Capital Trust II, Junior Subordinated Notes	7.830%	12/15/26	1,680,000		1,736,784
NB Capital Trust IV, Junior Subordinated Notes	8.250%	4/15/27	1,260,000		1,300,950
RSHB Capital, Loan Participation Notes, Senior Secured Notes	7.175%	5/16/13	1,390,000		1,499,463	(a)
RSHB Capital, Loan Participation Notes, Senior Secured Notes	9.000%	6/11/14	710,000		819,624	(a)
Santander Finance Preferred SA Unipersonal, Junior Subordinated Notes	10.500%	9/29/14	980,000		1,113,064	(b)(f)

Total Commercial Banks					26,720,277

Consumer Finance - 3.7%
Ally Financial Inc., Debentures	0.000%	6/15/15	5,390,000		3,894,275
Ally Financial Inc., Senior Bonds	0.000%	12/1/12	1,660,000		1,472,644
Ally Financial Inc., Senior Notes	7.500%	12/31/13	380,000		407,550
Ally Financial Inc., Senior Notes	8.300%	2/12/15	2,260,000		2,469,050	(a)
Ally Financial Inc., Senior Notes	7.500%	9/15/20	3,210,000		3,434,700	(a)
Ally Financial Inc., Subordinated Notes	8.000%	12/31/18	337,000		349,637
Ford Motor Credit Co., LLC, Senior Notes	7.000%	4/15/15	140,000		149,746
Ford Motor Credit Co., LLC, Senior Notes	12.000%	5/15/15	7,610,000		9,593,387
GMAC International Finance BV, Senior Bonds	7.500%	4/21/15	1,780,000	EUR	2,493,317
SLM Corp., Medium-Term Notes, Senior Notes	8.000%	3/25/20	4,170,000		4,144,780
SLM Corp., Senior Notes	4.750%	3/17/14	1,371,000	EUR	1,725,422

Total Consumer Finance					30,134,508

Diversified Financial Services - 5.5%
Astoria Depositor Corp., Pass-Through Certificates	8.144%	5/1/21	1,618,000		1,605,865	(a)
Bankrate Inc., Senior Secured Notes	11.750%	7/15/15	860,000		924,500	(a)
Boats Investments (Netherlands) BV, Secured Notes	8.380%	12/15/15	2,058,050	EUR	1,655,326	(b)(e)
Capital One Capital V, Junior Subordinated Notes, Cumulative Trust Preferred Securities	10.250%	8/15/39	1,490,000		1,622,238
Countrywide Capital III, Junior Subordinated Notes	8.050%	6/15/27	470,000		495,850
Express LLC/Express Finance Corp., Senior Notes	8.750%	3/1/18	1,370,000		1,452,200
Fresenius U.S. Finance II Inc., Senior Notes	8.750%	7/15/15	171,000	EUR	276,242	(a)
Fresenius U.S. Finance II Inc., Senior Notes	9.000%	7/15/15	2,600,000		2,977,000	(a)
General Electric Capital Corp., Subordinated Bonds	4.625%	9/15/66	2,161,000	EUR	2,415,707	(a)(b)
General Electric Capital Corp., Subordinated Bonds	5.500%	9/15/67	1,298,000	EUR	1,526,193	(a)(b)
ING Groep NV, Subordinated Bonds	5.140%	3/17/16	3,250,000	GBP	4,314,082	(b)(f)
Interactive Data Corp., Senior Notes	10.250%	8/1/18	980,000		1,051,050	(a)(g)
International Lease Finance Corp., Medium-Term Notes	6.375%	3/25/13	3,720,000		3,757,200
International Lease Finance Corp., Medium-Term Notes, Senior Notes	5.625%	9/20/13	2,590,000		2,554,388
International Lease Finance Corp., Senior Notes	8.750%	3/15/17	660,000		709,500	(a)
International Lease Finance Corp., Senior Notes	8.875%	9/1/17	4,210,000		4,567,850
International Lease Finance Corp., Senior Secured Notes	7.125%	9/1/18	2,200,000		2,381,500	(a)
ISS Financing PLC, Senior Secured Bonds	11.000%	6/15/14	1,420,000	EUR	2,139,076	(a)
LBI Escrow Corp., Senior Secured Notes	8.000%	11/1/17	2,003,000	EUR	2,942,293	(a)
LBI Escrow Corp., Senior Secured Notes	8.000%	11/1/17	2,070,000		2,266,650	(a)
MBNA Capital A, Junior Subordinated Notes	8.278%	12/1/26	1,860,000		1,920,450
Midwest Gaming Borrower LLC/Midwest Finance Corp., Senior Secured Notes	11.625%	4/15/16	500,000		511,250	(a)

See Notes to Schedule of Investments.

LEGG MASON WESTERN ASSET GLOBAL HIGH YIELD BOND FUND

Schedule of investments (unaudited) (cont’d)	September 30, 2010

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
Diversified Financial Services - continued
MMG Fiduciary & Trust Corp.	6.750%	2/1/16	670,000		$629,750	(a)

Total Diversified Financial Services					44,696,160

Real Estate Management & Development - 0.7%
Agile Property Holdings Ltd., Senior Notes	10.000%	11/14/16	3,060,000		3,350,700	(a)
Castle HoldCo 4 Ltd., Senior Secured Notes	10.000%	5/8/18	709,000	GBP	1,091,492	(a)
Kaisa Group Holdings Ltd., Senior Notes	13.500%	4/28/15	1,020,000		1,027,650	(a)

Total Real Estate Management & Development					5,469,842

TOTAL FINANCIALS					111,165,393

HEALTH CARE - 3.5%
Health Care Equipment & Supplies - 0.4%
Biomet Inc., Senior Notes	10.000%	10/15/17	1,790,000		1,984,662
Biomet Inc., Senior Notes	11.625%	10/15/17	450,000		503,438
Biomet Inc., Senior Toggle Notes	10.375%	10/15/17	690,000		769,350	(e)

Total Health Care Equipment & Supplies					3,257,450

Health Care Providers & Services - 2.9%
American Renal Holdings, Senior Secured Notes	8.375%	5/15/18	1,300,000		1,345,500	(a)
CRC Health Corp., Senior Subordinated Notes	10.750%	2/1/16	5,005,000		4,754,750
HCA Inc., Senior Secured Notes	9.625%	11/15/16	1,974,000		2,146,725	(e)
HCA Inc., Senior Secured Notes	7.875%	2/15/20	110,000		120,863
inVentiv Health Inc., Senior Notes	10.000%	8/15/18	580,000		577,825	(a)
Omnicare Inc., Senior Subordinated Notes	7.750%	6/1/20	690,000		708,975
Tenet Healthcare Corp., Senior Secured Notes	10.000%	5/1/18	3,552,000		4,075,920	(g)
Universal Hospital Services Inc., Senior Secured Notes	4.134%	6/1/15	1,215,000		1,050,975	(b)
Universal Hospital Services Inc., Senior Secured Notes	8.500%	6/1/15	450,000		455,062	(e)
US Oncology Holdings Inc., Senior Notes	6.737%	3/15/12	6,000,444		5,715,423	(b)(e)
US Oncology Inc., Senior Secured Notes	9.125%	8/15/17	1,015,000		1,080,975
Vanguard Health Holdings Co., II LLC, Senior Notes	8.000%	2/1/18	1,355,000		1,382,100

Total Health Care Providers & Services					23,415,093

Health Care Technology - 0.2%
Multiplan Inc., Senior Notes	9.875%	9/1/18	1,470,000		1,539,825	(a)

TOTAL HEALTH CARE					28,212,368

INDUSTRIALS - 8.4%
Aerospace & Defense - 1.0%
Freedom Group Inc., Senior Secured Notes	10.250%	8/1/15	2,375,000		2,523,437	(a)
Kratos Defense & Security Solutions Inc., Senior Secured Notes	10.000%	6/1/17	1,280,000		1,363,200
Triumph Group Inc., Senior Notes	8.625%	7/15/18	2,230,000		2,408,400
Wyle Services Corp., Senior Subordinated Notes	10.500%	4/1/18	2,190,000		2,179,050	(a)

Total Aerospace & Defense					8,474,087

Air Freight & Logistics - 0.4%
TGI International Ltd., Senior Notes	9.500%	10/3/17	2,710,000		3,086,013	(a)

Airlines - 1.9%
Air Canada, Senior Secured Notes	9.250%	8/1/15	900,000		913,500	(a)
Continental Airlines Inc., Pass-Through Certificates	7.373%	12/15/15	269,738		262,994
Continental Airlines Inc., Pass-Through Certificates	9.250%	5/10/17	220,000		234,025	(g)
Continental Airlines Inc., Pass-Through Certificates, Subordinated Secured Notes	7.339%	4/19/14	2,367,570		2,370,530
Continental Airlines Inc., Senior Secured Notes	6.750%	9/15/15	2,200,000		2,241,250	(a)
DAE Aviation Holdings Inc., Senior Notes	11.250%	8/1/15	5,220,000		5,285,772	(a)
Delta Air Lines Inc., Pass-Through Certificates	7.711%	9/18/11	1,410,000		1,445,250
Delta Air Lines Inc., Pass-Through Certificates	8.954%	8/10/14	61,586		62,664
Delta Air Lines Inc., Pass-Through Certificates, Secured Notes	8.021%	8/10/22	333,828		335,497
Delta Air Lines Inc., Pass-Through Certificates, Subordinated Secured Notes	9.750%	12/17/16	817,205		874,410
Delta Air Lines Inc., Senior Secured Notes	9.500%	9/15/14	782,000		852,380	(a)
United Air Lines Inc., Senior Secured Notes	9.875%	8/1/13	600,000		654,000	(a)

Total Airlines					15,532,272

See Notes to Schedule of Investments.

LEGG MASON WESTERN ASSET GLOBAL HIGH YIELD BOND FUND

Schedule of investments (unaudited) (cont’d)	September 30, 2010

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
Building Products - 0.2%
Ashton Woods USA LLC/Ashton Woods Finance Co., Senior Subordinated Notes, step bond	0.000%	6/30/15	1,133,600	$572,468	(a)(d)
Rearden G Holdings EINS GmbH, Senior Notes	7.875%	3/30/20	930,000	999,750	(a)

Total Building Products				1,572,218

Commercial Services & Supplies - 1.4%
ACCO Brands Corp., Senior Secured Notes	10.625%	3/15/15	1,320,000	1,481,700
ACCO Brands Corp., Senior Subordinated Notes	7.625%	8/15/15	3,115,000	3,005,975
Altegrity Inc., Senior Subordinated Notes	11.750%	5/1/16	3,355,000	3,275,319	(a)
Garda World Security Corp., Senior Notes	9.750%	3/15/17	860,000	920,200	(a)
Geo Group Inc., Senior Notes	7.750%	10/15/17	2,120,000	2,236,600	(a)
RSC Equipment Rental Inc./RSC Holdings III LLC, Senior Secured Notes	10.000%	7/15/17	690,000	771,075	(a)

Total Commercial Services & Supplies				11,690,869

Construction & Engineering - 0.3%
Odebrecht Finance Ltd., Senior Notes	7.500%	10/18/17	890,000	976,775	(a)
Odebrecht Finance Ltd., Senior Notes	7.000%	4/21/20	1,600,000	1,720,000	(a)

Total Construction & Engineering				2,696,775

Electrical Equipment - 0.2%
NES Rentals Holdings Inc., Senior Secured Notes	12.250%	4/15/15	2,160,000	1,706,400	(a)

Industrial Conglomerates - 0.3%
Leucadia National Corp., Senior Notes	8.125%	9/15/15	2,070,000	2,235,600

Marine - 0.3%
Trico Shipping AS, Senior Secured Notes	11.875%	11/1/14	2,520,000	2,261,700	(a)

Road & Rail - 1.6%
Kansas City Southern de Mexico, Senior Notes	7.625%	12/1/13	335,000	348,400
Kansas City Southern de Mexico, Senior Notes	7.375%	6/1/14	1,823,000	1,895,920
Kansas City Southern de Mexico, Senior Notes	12.500%	4/1/16	3,511,000	4,221,977
Kansas City Southern de Mexico, Senior Notes	8.000%	2/1/18	3,140,000	3,391,200	(a)
Kansas City Southern Railway, Senior Notes	13.000%	12/15/13	36,000	43,785
Kansas City Southern Railway, Senior Notes	8.000%	6/1/15	450,000	486,563
RailAmerica Inc., Senior Secured Notes	9.250%	7/1/17	2,529,000	2,785,061

Total Road & Rail				13,172,906

Trading Companies & Distributors - 0.5%
Ashtead Capital Inc., Notes	9.000%	8/15/16	1,645,000	1,710,800	(a)
Ashtead Holdings PLC, Senior Secured Notes	8.625%	8/1/15	505,000	522,675	(a)
H&E Equipment Services Inc., Senior Notes	8.375%	7/15/16	1,685,000	1,693,425

Total Trading Companies & Distributors				3,926,900

Transportation - 0.3%
Syncreon Global Ireland Ltd./Syncreon Global Finance US Inc., Senior Notes	9.500%	5/1/18	2,020,000	1,992,225	(a)

TOTAL INDUSTRIALS				68,347,965

INFORMATION TECHNOLOGY - 2.6%
Electronic Equipment, Instruments & Components - 0.5%
NXP BV/NXP Funding LLC, Senior Secured Notes	9.750%	8/1/18	3,650,000	3,905,500	(a)

IT Services - 1.1%
Ceridian Corp., Senior Notes	12.250%	11/15/15	1,948,950	1,856,375	(e)
Fidelity National Information Services Inc., Senior Notes	7.625%	7/15/17	510,000	546,975	(a)
Fidelity National Information Services Inc., Senior Notes	7.875%	7/15/20	750,000	811,875	(a)
First Data Corp., Senior Notes	9.875%	9/24/15	2,390,000	1,965,775
First Data Corp., Senior Notes	10.550%	9/24/15	3,107,081	2,528,387	(e)
GXS Worldwide Inc., Senior Secured Notes	9.750%	6/15/15	1,040,000	1,041,300

Total IT Services				8,750,687

Semiconductors & Semiconductor Equipment - 0.9%
Freescale Semiconductor Inc., Senior Notes	10.750%	8/1/20	2,680,000	2,700,100	(a)
Freescale Semiconductor Inc., Senior Secured Notes	9.250%	4/15/18	1,100,000	1,149,500	(a)

See Notes to Schedule of Investments.

LEGG MASON WESTERN ASSET GLOBAL HIGH YIELD BOND FUND

Schedule of investments (unaudited) (cont’d)	September 30, 2010

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
Semiconductors & Semiconductor Equipment - continued
Freescale Semiconductor Inc., Senior Subordinated Notes	10.125%	12/15/16	2,565,000		$2,346,975
Freescale Semiconductor Inc., Senior Toggle Notes	9.125%	12/15/14	1		1	(e)
STATS ChipPAC Ltd., Senior Notes	7.500%	8/12/15	1,032,000		1,117,140	(a)

Total Semiconductors & Semiconductor Equipment					7,313,716

Software - 0.1%
Aspect Software Inc., Senior Secured Notes	10.625%	5/15/17	1,265,000		1,320,344	(a)

TOTAL INFORMATION TECHNOLOGY					21,290,247

MATERIALS - 13.0%
Chemicals - 2.9%
Ashland Inc., Senior Notes	9.125%	6/1/17	3,210,000		3,691,500
CF Industries Inc., Senior Notes	6.875%	5/1/18	240,000		258,900
CF Industries Inc., Senior Notes	7.125%	5/1/20	1,060,000		1,162,025
Cognis Deutschland GmbH & Co. KG, Senior Notes	9.500%	5/15/14	1,500,000	EUR	2,131,783	(a)
Georgia Gulf Corp., Senior Secured Notes	9.000%	1/15/17	1,605,000		1,689,262	(a)
Ineos Finance PLC, Senior Secured Notes	9.000%	5/15/15	2,110,000		2,212,862	(a)
Kerling PLC, Senior Secured Notes	10.625%	1/28/17	1,718,000	EUR	2,473,805	(a)
Lyondell Chemical Co., Senior Secured Notes	11.000%	5/1/18	1,746,457		1,940,751
Rhodia SA, Senior Notes	6.875%	9/15/20	3,580,000		3,669,500	(a)
Solutia Inc., Senior Notes	8.750%	11/1/17	1,295,000		1,421,263
Solutia Inc., Senior Notes	7.875%	3/15/20	1,230,000		1,320,713
Texas Petro Chemical Corp. Group LLC, Senior Secured Notes	8.250%	10/1/17	1,380,000		1,417,950	(a)(d)

Total Chemicals					23,390,314

Construction Materials - 0.3%
HeidelbergCement AG, Senior Notes	8.500%	10/31/19	1,570,000	EUR	2,290,124

Containers & Packaging - 3.1%
Ardagh Glass Group PLC, Senior Toggle Notes	10.750%	3/1/15	2,016,722	EUR	2,769,917	(e)
Ardagh Packaging Finance PLC, Senior Notes	9.250%	10/15/20	2,775,000	EUR	3,783,020	(a)
Ball Corp., Senior Notes	6.625%	3/15/18	350,000		369,250
Berry Plastics Corp., Senior Secured Notes	9.500%	5/15/18	670,000		633,150
Berry Plastics Holding Corp., Second Priority Senior Secured Notes	8.875%	9/15/14	2,690,000		2,629,475
Clondalkin Industries BV, Senior Secured Notes	8.000%	3/15/14	1,836,000	EUR	2,327,723	(a)
Impress Holdings BV, Senior Bonds	3.960%	9/15/13	1,000,000	EUR	1,363,250	(a)(b)
Nordenia Holdings GMBH, Senior Secured Bonds	9.750%	7/15/17	2,027,000	EUR	2,965,375	(a)
Radnor Holdings Inc., Senior Notes	11.000%	3/15/11	2,150,000		0	(c)(d)(g)
Reynolds Group Issuer Inc., Senior Notes	9.500%	6/15/17	1,604,000	EUR	2,088,254	(a)
Solo Cup Co., Senior Secured Notes	10.500%	11/1/13	2,605,000		2,709,200
Viskase Cos. Inc., Senior Secured Notes	9.875%	1/15/18	3,840,000		3,936,000	(a)(d)
Viskase Cos. Inc., Senior Secured Notes	9.875%	1/15/18	10,000		10,250	(a)(d)

Total Containers & Packaging					25,584,864

Metals & Mining - 3.4%
CSN Resources SA, Senior Bonds	6.500%	7/21/20	1,010,000		1,081,963	(a)
CSN Resources SA, Senior Bonds	6.500%	7/21/20	995,000		1,065,894	(a)
Evraz Group SA, Notes	8.875%	4/24/13	5,290,000		5,647,075	(a)
FMG Finance Pty Ltd., Senior Secured Bonds	9.750%	9/1/13	1,100,000	EUR	1,627,039	(a)
Gerdau Holdings Inc., Senior Notes	7.000%	1/20/20	1,895,000		2,127,137	(a)
New World Resources NV, Senior Secured Bonds	7.875%	5/1/18	953,000	EUR	1,360,888	(a)
Prime Dig Pte Ltd., Notes	11.750%	11/3/14	3,400,000		3,544,500	(a)
Ryerson Holding Corp., Senior Discount Notes	0.000%	2/1/15	4,130,000		1,910,125	(a)
Ryerson Inc., Senior Secured Notes	12.000%	11/1/15	400,000		414,000
Southern Copper Corp., Senior Notes	6.750%	4/16/40	320,000		350,980
Vale Overseas Ltd., Notes	8.250%	1/17/34	520,000		664,564
Vale Overseas Ltd., Notes	6.875%	11/21/36	3,210,000		3,675,315
Vedanta Resources PLC, Senior Notes	8.750%	1/15/14	3,300,000		3,559,875	(a)
Vedanta Resources PLC, Senior Notes	8.750%	1/15/14	175,000		189,000	(a)
Vedanta Resources PLC, Senior Notes	9.500%	7/18/18	130,000		140,725	(a)

Total Metals & Mining					27,359,080

Paper & Forest Products - 3.3%
Appleton Papers Inc., Senior Secured Notes	11.250%	12/15/15	3,660,000		2,726,700	(a)

See Notes to Schedule of Investments.

LEGG MASON WESTERN ASSET GLOBAL HIGH YIELD BOND FUND

Schedule of investments (unaudited) (cont’d)	September 30, 2010

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
Paper & Forest Products - continued
Georgia-Pacific LLC, Senior Notes	8.250%	5/1/16	1,285,000		$1,434,381	(a)
M-real OYJ, Senior Notes	8.750%	4/1/13	3,650,000	EUR	5,286,855
Neenah Paper Inc., Senior Notes	7.375%	11/15/14	970,000		976,063
NewPage Corp., Senior Secured Notes	11.375%	12/31/14	2,785,000		2,534,350
PE Paper Escrow GmbH, Senior Secured Notes	11.750%	8/1/14	2,333,000	EUR	3,685,362	(a)
PE Paper Escrow GmbH, Senior Secured Notes	12.000%	8/1/14	370,000		428,017	(a)
Sino-Forest Corp., Senior Bonds	10.250%	7/28/14	2,224,000		2,590,960	(a)
Smurfit Capital Funding PLC, Debentures	7.500%	11/20/25	1,400,000		1,260,000
Smurfit Kappa Acquisitions, Senior Secured Notes	7.750%	11/15/19	1,626,000	EUR	2,338,560	(a)
Verso Paper Holdings LLC, Senior Secured Notes	11.500%	7/1/14	3,145,000		3,459,500

Total Paper & Forest Products					26,720,748

TOTAL MATERIALS					105,345,130

TELECOMMUNICATION SERVICES - 7.2%
Diversified Telecommunication Services - 4.7%
Angel Lux Common SA, Senior Secured Bonds	8.875%	5/1/16	205,000		218,837	(a)
Axtel SAB de CV, Senior Notes	7.625%	2/1/17	4,190,000		3,854,800	(a)
Axtel SAB de CV, Senior Notes	9.000%	9/22/19	490,000		454,475	(a)
CC Holdings GS V LLC, Senior Secured Notes	7.750%	5/1/17	80,000		88,800	(a)
Cincinnati Bell Telephone Co., Senior Debentures	6.300%	12/1/28	870,000		665,550
ERC Ireland Preferred Equity Ltd., Senior Notes	7.899%	2/15/17	4,427,161	EUR	964,343	(a)(b)(e)
Hawaiian Telcom Communications Inc., Senior Subordinated Notes	12.500%	5/1/15	1,550,000		155	(c)(d)
Inmarsat Finance PLC, Senior Notes	7.375%	12/1/17	2,445,000		2,567,250	(a)
Intelsat Intermediate Holding Co., Ltd., Senior Discount Notes	9.500%	2/1/15	6,385,000		6,640,400
Intelsat Jackson Holdings Ltd., Senior Notes	9.500%	6/15/16	140,000		149,975
Intelsat Jackson Holdings Ltd., Senior Notes	11.500%	6/15/16	1,730,000		1,885,700
Level 3 Financing Inc., Senior Notes	10.000%	2/1/18	1,360,000		1,230,800
TW Telecom Holdings Inc., Senior Notes	8.000%	3/1/18	1,990,000		2,094,475
Unitymedia GmbH, Senior Subordinated Notes	9.625%	12/1/19	1,927,000	EUR	2,850,277	(a)
Vimpel Communications, Loan Participation Notes	8.375%	4/30/13	1,900,000		2,059,125	(a)
VIP Finance Ireland Ltd. for OJSC Vimpel Communications, Loan Participation Notes, Secured Notes	8.375%	4/30/13	3,380,000		3,675,875	(a)
West Corp., Senior Notes	8.625%	10/1/18	2,300,000		2,300,000	(a)
Wind Acquisition Holdings Finance SpA, Senior Notes	12.250%	7/15/17	3,327,931		3,581,686	(a)(e)
Windstream Corp., Senior Notes	8.625%	8/1/16	3,030,000		3,219,375
World Access Inc., Senior Notes	13.250%	1/15/08	1,686,385		169	(c)(d)(g)

Total Diversified Telecommunication Services					38,502,067

Wireless Telecommunication Services - 2.5%
Cricket Communications Inc., Senior Secured Notes	7.750%	5/15/16	105,000		111,956
Indosat Palapa Co. BV, Senior Notes	7.375%	7/29/20	1,160,000		1,284,700	(a)
MetroPCS Wireless Inc., Senior Notes	7.875%	9/1/18	1,280,000		1,324,800
Sprint Capital Corp., Global Notes	6.900%	5/1/19	1,010,000		1,020,100
Sprint Capital Corp., Senior Notes	6.875%	11/15/28	2,830,000		2,603,600
Sprint Capital Corp., Senior Notes	8.750%	3/15/32	6,435,000		6,788,925
True Move Co., Ltd.	10.750%	12/16/13	2,050,000		2,188,375	(a)
True Move Co., Ltd., Notes	10.750%	12/16/13	4,820,000		5,145,350	(a)

Total Wireless Telecommunication Services					20,467,806

TOTAL TELECOMMUNICATION SERVICES					58,969,873

UTILITIES - 4.9%
Electric Utilities - 0.5%
EEB International Ltd.	8.750%	10/31/14	1,500,000		1,642,500	(a)
EEB International Ltd., Senior Bonds	8.750%	10/31/14	2,150,000		2,354,250	(a)

Total Electric Utilities					3,996,750

Gas Utilities - 0.3%
Suburban Propane Partners LP/Suburban Energy Finance Corp., Senior Notes	7.375%	3/15/20	1,160,000		1,238,300

See Notes to Schedule of Investments.

LEGG MASON WESTERN ASSET GLOBAL HIGH YIELD BOND FUND

Schedule of investments (unaudited) (cont’d)	September 30, 2010

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
Gas Utilities - continued
Xinao Gas Holdings Ltd., Senior Bonds	7.375%	8/5/12	800,000		$833,878

Total Gas Utilities					2,072,178

Independent Power Producers & Energy Traders - 4.0%
AES Corp., Senior Notes	9.750%	4/15/16	2,950,000		3,407,250
Calpine Corp., Senior Secured Notes	7.875%	7/31/20	2,035,000		2,101,137	(a)
Colbun SA, Senior Notes	6.000%	1/21/20	1,250,000		1,323,136	(a)
Dynegy Inc., Bonds	7.670%	11/8/16	2,050,000		1,901,375
Edison Mission Energy, Senior Notes	7.750%	6/15/16	1,015,000		799,313
Energy Future Holdings Corp., Senior Notes	11.250%	11/1/17	3,273,819		1,579,618	(e)
Energy Future Intermediate Holding Co. LLC/EFIH Finance Inc., Senior Secured Notes	10.000%	12/1/20	7,838,021		7,817,760
Foresight Energy LLC/Foresight Energy Corp., Senior Notes	9.625%	8/15/17	3,750,000		3,881,250	(a)
Listrindo Capital BV, Senior Notes	9.250%	1/29/15	1,000,000		1,135,372	(a)
Mirant Americas Generation LLC, Senior Notes	9.125%	5/1/31	4,600,000		4,381,500
Mirant Mid Atlantic LLC, Pass-Through Certificates	10.060%	12/30/28	487,147		538,298
NRG Energy Inc., Senior Notes	7.375%	2/1/16	1,320,000		1,361,250
NRG Energy Inc., Senior Notes	7.375%	1/15/17	2,045,000		2,101,237
NRG Energy Inc., Senior Notes	8.500%	6/15/19	205,000		217,044

Total Independent Power Producers & Energy Traders					32,545,540

Multi-Utilities - 0.1%
Empresas Publicas de Medellin ESP, Senior Notes	7.625%	7/29/19	830,000		996,000	(a)

TOTAL UTILITIES					39,610,468

TOTAL CORPORATE BONDS & NOTES (Cost - $672,752,072)					703,223,204

COLLATERALIZED SENIOR LOANS - 3.0%
CONSUMER DISCRETIONARY - 0.7%
Auto Components - 0.1%
Allison Transmission Inc., Term Loan B	3.010 - 3.050%	8/7/14	678,805		638,714	(h)

Automobiles - 0.2%
Ford Motor Co., Term Loan	3.010 - 3.050%	12/16/13	1,824,207		1,791,715	(h)

Media - 0.3%
Citadel Broadcasting Corp., Term Loan A	11.000%	6/3/15	88,673		93,782	(h)
Kabel Deutschland GmbH	7.983%	11/19/14	2,170,238	EUR	2,951,552	(e)(h)

Total Media					3,045,334

Specialty Retail - 0.1%
Michaels Stores Inc., Term Loan B2	4.813 - 5.000%	7/31/16	540,713		531,175	(h)

Textiles, Apparel & Luxury Goods - 0.0%
Simmons Co., Term Loan	0.000%	2/15/12	2,827,672		0	(c)(d)(e)(g)(h)

TOTAL CONSUMER DISCRETIONARY					6,006,938

ENERGY - 0.4%
Energy Equipment & Services - 0.4%
Turbo Beta Ltd., Term Loan	14.500%	3/15/18	4,192,675		3,668,591	(d)(e)(h)

FINANCIALS - 0.5%
Real Estate Management & Development - 0.5%
Realogy Corp., Term Loan	13.500%	10/15/17	4,000,000		4,266,668	(h)

INDUSTRIALS - 0.5%
Aerospace & Defense - 0.2%
Hawker Beechcraft Acquisition Co. LLC, LC Facility Deposits	2.633%	3/26/14	132,252		107,244	(h)
Hawker Beechcraft Acquisition Co. LLC, Term Loan	2.256 - 2.289%	3/26/14	2,318,327		1,879,938	(h)

Total Aerospace & Defense					1,987,182

Airlines - 0.3%
United Airlines Inc., Term Loan B	2.313%	2/3/14	2,247,361		2,121,884	(h)

TOTAL INDUSTRIALS					4,109,066

MATERIALS - 0.1%
Containers & Packaging - 0.1%
Berry Plastics Group Inc., Term Loan C	2.376%	4/3/15	493,606		452,463	(h)

See Notes to Schedule of Investments.

LEGG MASON WESTERN ASSET GLOBAL HIGH YIELD BOND FUND

Schedule of investments (unaudited) (cont’d)	September 30, 2010

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
TELECOMMUNICATION SERVICES - 0.6%
Diversified Telecommunication Services - 0.2%
Wind Finance SL SA, Term Loan	7.867%	11/26/14	1,000,000	EUR	$1,371,345	(h)

Wireless Telecommunication Services - 0.4%
Vodafone Group PLC, PIK Term Loan	6.875%	8/11/15	3,220,000		3,220,000	(e)(g)(h)

TOTAL TELECOMMUNICATION SERVICES					4,591,345

UTILITIES - 0.2%
Independent Power Producers & Energy Traders - 0.2%
Energy Future Holdings, Term Loan B3	3.758 - 3.789%	10/10/14	1,954,885		1,516,936	(h)

TOTAL COLLATERALIZED SENIOR LOANS (Cost - $25,220,637)					24,612,007

CONVERTIBLE BONDS & NOTES - 0.5%
INDUSTRIALS - 0.5%
Marine - 0.5%
Horizon Lines Inc., Senior Notes	4.250%	8/15/12	4,495,000		4,112,925

MATERIALS - 0.0%
Construction Materials - 0.0%
Cemex SAB de CV, Subordinated Notes	4.875%	3/15/15	120,000		116,100	(a)

TOTAL CONVERTIBLE BONDS & NOTES (Cost - $4,117,043)					4,229,025

SOVEREIGN BONDS - 6.6%
Brazil - 1.0%
Brazil Nota do Tesouro Nacional, Notes	10.000%	1/1/12	9,304,000	BRL	5,403,414
Brazil Nota do Tesouro Nacional, Notes	10.000%	1/1/14	597,000	BRL	335,143
Brazil Nota do Tesouro Nacional, Notes	10.000%	1/1/17	2,305,000	BRL	1,260,892
Federative Republic of Brazil, Senior Notes	4.875%	1/22/21	780,000		859,950

Total Brazil					7,859,399

Colombia - 0.3%
Republic of Colombia, Senior Notes	7.375%	3/18/19	1,739,000		2,208,530

Indonesia - 0.9%
Republic of Indonesia, Senior Bonds	6.875%	1/17/18	2,640,000		3,194,400	(a)
Republic of Indonesia, Senior Bonds	11.000%	9/15/25	7,064,000,000	IDR	990,507
Republic of Indonesia, Senior Bonds	10.250%	7/15/27	14,826,000,000	IDR	1,936,962
Republic of Indonesia, Senior Bonds	6.625%	2/17/37	830,000		1,011,943	(a)

Total Indonesia					7,133,812

Russia - 1.5%
RSHB Capital, Loan Participation Notes, Secured Notes	7.125%	1/14/14	1,480,000		1,596,550	(a)
RSHB Capital, Loan Participation Notes, Senior Notes	6.299%	5/15/17	330,000		345,675	(a)
RSHB Capital, Loan Participation Notes, Senior Secured Bonds	6.299%	5/15/17	3,859,000		4,042,303	(a)
RSHB Capital, Loan Participation Notes, Senior Secured Notes	9.000%	6/11/14	1,170,000		1,348,425	(a)
Russian Foreign Bond-Eurobond, Senior Bonds	7.500%	3/31/30	4,378,340		5,239,559	(a)

Total Russia					12,572,512

Turkey - 0.7%
Republic of Turkey, Notes	6.750%	5/30/40	260,000		297,736
Republic of Turkey, Senior Notes	7.500%	7/14/17	3,500,000		4,261,250
Republic of Turkey, Senior Notes	7.000%	3/11/19	1,130,000		1,350,350

Total Turkey					5,909,336

See Notes to Schedule of Investments.

LEGG MASON WESTERN ASSET GLOBAL HIGH YIELD BOND FUND

Schedule of investments (unaudited) (cont’d)	September 30, 2010

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
Venezuela - 2.2%
Bolivarian Republic of Venezuela	5.750%	2/26/16	23,583,000	$16,479,801	(a)
Bolivarian Republic of Venezuela, Collective Action Securities	1.513%	4/20/11	1,159,000	1,122,781	(a)(b)

Total Venezuela				17,602,582

TOTAL SOVEREIGN BONDS (Cost - $46,107,704)				53,286,171

			SHARES
COMMON STOCKS - 1.0%
CONSUMER DISCRETIONARY - 0.8%
Media - 0.8%
Charter Communications Inc.			150,842	4,902,365	*(g)
Charter Communications Inc., Class A Shares			46,296	1,504,620	*
Citadel Broadcasting Corp., Class A Shares			720	16,200	*
Citadel Broadcasting Corp., Class B Shares			4,463	101,533	*
Dex One Corp.			413	5,072	*

TOTAL CONSUMER DISCRETIONARY				6,529,790

ENERGY - 0.0%
Oil, Gas & Consumable Fuels - 0.0%
SemGroup Corp., Class A Shares			14,645	340,502	*

INDUSTRIALS - 0.0%
Building Products - 0.0%
Ashton Woods USA LLC, Class B Membership			349	157,067	(d)(g)
Nortek Inc.			4,276	168,474	*

TOTAL INDUSTRIALS				325,541

MATERIALS - 0.2%
Chemicals - 0.2%
Georgia Gulf Corp.			70,870	1,158,016	*

TELECOMMUNICATION SERVICES - 0.0%
Diversified Telecommunication Services - 0.0%
World Access Inc.			10,212	8	*(d)

TOTAL COMMON STOCKS (Cost - $7,817,282)				8,353,857

CONVERTIBLE PREFERRED STOCKS - 0.8%
FINANCIALS - 0.8%
Diversified Financial Services - 0.8%
Bank of America Corp.	7.250%		4,630	4,548,975
Citigroup Inc.	7.500%		13,846	1,640,889

TOTAL CONVERTIBLE PREFERRED STOCKS (Cost - $6,025,993)				6,189,864

PREFERRED STOCKS - 1.2%
CONSUMER DISCRETIONARY - 0.0%
Media - 0.0%
CMP Susquehanna Radio Holdings Corp.	0.000%		9,048	1	*(a)(d)

FINANCIALS - 1.2%
Commercial Banks - 0.1%
Banesto Holdings Ltd.	10.500%		37,000	966,625	(a)

Diversified Financial Services - 1.1%
Citigroup Capital XII	8.500%		327,775	8,656,538

TOTAL FINANCIALS				9,623,163

TOTAL PREFERRED STOCKS (Cost - $9,127,845)				9,623,164

		EXPIRATION DATE	WARRANTS
WARRANTS - 0.0%
Buffets Restaurant Holdings		4/28/14	2,639	27	*(d)(g)
Charter Communications Inc.		11/30/14	4,556	29,272	*
CNB Capital Trust		3/23/19	10,340	0	*(a)(d)(g)
Nortek Inc.		12/7/14	5,121	62,091	*
SemGroup Corp.		11/30/14	15,416	88,642	*
Turbo Beta Ltd.		11/1/14	1	0	*(d)(g)

TOTAL WARRANTS (Cost - $74,688)				180,032

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost - $771,243,264)				809,697,324

See Notes to Schedule of Investments.

LEGG MASON WESTERN ASSET GLOBAL HIGH YIELD BOND FUND

Schedule of investments (unaudited) (cont’d)	September 30, 2010

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
SHORT-TERM INVESTMENTS - 0.7%
Repurchase Agreements - 0.7%
Morgan Stanley tri-party repurchase agreement dated 9/30/10; Proceeds at maturity - $5,954,033; (Fully collateralized by U.S. government agency obligations, 0.990% due 10/26/10; Market value - $6,073,546) (Cost - $5,954,000)	0.200%	10/1/10	5,954,000	$5,954,000

TOTAL INVESTMENTS - 100.3% (Cost - $777,197,264#)				815,651,324
Liabilities in Excess of Other Assets - (0.3)%				(2,125,668)

TOTAL NET ASSETS - 100.0%				$813,525,656

†	Face amount denominated in U.S. dollars, unless otherwise noted.

*	Non-income producing security.

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

(b)	Variable rate security. Interest rate disclosed is that which is in effect at September 30, 2010.

(c)	The coupon payment on these securities is currently in default as of September 30, 2010.

(d)	Illiquid security.

(e)	Payment-in-kind security for which part of the income earned may be paid as additional principal.

(f)	Security has no maturity date. The date shown represents the next call date.

(g)	Security is valued in good faith at fair value in accordance with procedures approved by the Board of Trustees (See Note 1).

(h)	Interest rates disclosed represent the effective rates on collateralized senior loans. Ranges in interest rates are attributable to multiple contracts under the same loan.

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:

BRL	— Brazilian Real
EUR	— Euro
GBP	— British Pound
IDR	— Indonesian Rupiah

See Notes to Schedule of Investments.

Notes to Schedule of Investments (unaudited)

1. Organization and Significant Accounting Policies

Legg Mason Western Asset Global High Yield Bond Fund (the “Fund”) is a separate diversified investment series of Legg Mason Partners Income Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Portfolio and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment Valuation. Debt securities are valued at the mean between the last quoted bid and asked prices provided by an independent pricing service, which are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. Publicly traded foreign government debt securities are typically traded internationally in the over-the-counter market, and are valued at the mean between the last quoted bid and asked prices as of the close of business of that market. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities at fair value as determined in accordance with procedures approved by the Fund’s Board of Trustees. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

The Fund has adopted Financial Accounting Standards Board Codification Topic 820 (“ASC Topic 820”). ASC Topic 820 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Long-term investments†:
Corporate bonds & notes	—	$702,171,985	$1,051,219	$703,223,204
Collateralized senior loans	—	21,392,007	3,220,000	24,612,007
Convertible bonds & notes	—	4,229,025	—	4,229,025
Sovereign bonds	—	53,286,171	—	53,286,171
Common stocks	$3,294,425	4,902,365	157,067	8,353,857
Convertible preferred stocks	6,189,864	—	—	6,189,864

Notes to Schedule of Investments (unaudited) (continued)

DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Preferred stocks	$8,656,538	$966,626	—	$9,623,164
Warrants	29,272	150,733	$27	180,032

Total long-term investments	$18,170,099	$787,098,912	$4,428,313	$809,697,324

Short-term investments†	—	5,954,000	—	5,954,000

Total investments	$18,170,099	$793,052,912	$4,428,313	$815,651,324

Other financial instruments:
Futures contracts	(448,243)	—	—	(448,243)
Forward foreign currency contracts	—	(2,567,514)	—	(2,567,514)

Total other financial instruments	$(448,243)	$(2,567,514)	$—	$(3,015,757)

Total	$17,721,856	$790,485,398	$4,428,313	$812,635,567

†	See Schedule of Investments for additional detailed categorizations.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

INVESTMENTS IN SECURITIES	CORPORATE BONDS & NOTES		ASSET- BACKED SECURITIES	COLLATERALIZED SENIOR LOANS		COMMON STOCK
Balance as of December 31, 2009	$3,780,115		$0 *	—		$351,486
Accrued premiums/discounts	185,586		—	—		—
Realized gain (loss)[1]	(1,614,290)		(3,293,488)	—		—
Change in unrealized appreciation (depreciation)[2]	2,199,867		3,293,488	$21,413		146,083
Net purchases (sales)	(3,500,059)		—	3,198,587		—
Transfers into Level 3	—		—	0	*	—
Transfers out of Level 3	—		—	—		(340,502)

Balance as of September 30, 2010	$1,051,219		—	$3,220,000		$157,067

Net change in unrealized appreciation (depreciation) for investments in securities still held at September 30, 2010[2]	$61,066		—	$21,413		$157,067

INVESTMENTS IN SECURITIES	ESCROWED SHARES		PREFERRED STOCK	WARRANTS		TOTAL
Balance as of December 31, 2009	$0	*	$9	$65,302		$4,196,912
Accrued premiums/discounts	—		—	—		185,586
Realized gain (loss)[1]	—		(103,500)	—		(5,011,278)
Change in unrealized appreciation (depreciation)[2]	0	*	103,491	85,458		5,849,800
Net purchases (sales)	—		—	—		(301,472)
Transfers into Level 3	—		—	—		0 *
Transfers out of Level 3	—		—	(150,733)		(491,235)

Balance as of September 30, 2010	—		—	$27		$4,428,313

Net change in unrealized appreciation (depreciation) for investments in securities still held at September 30, 2010[2]	—		—	$16		$239,562

*	Value is less than $ 1.

[1]	This amount is included in net realized gain (loss) from investment transactions.

[2]

Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

(b) Repurchase Agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked to market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Futures Contracts. The Fund may use futures contracts to gain exposure to, or hedge against, changes in the value of interest rates or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the “initial margin” and subsequent payments (“variation margin”) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded.

Futures contracts involve, to varying degrees, risk of loss. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(d) Forward Foreign Currency Contracts. The Fund may enter into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two

Notes to Schedule of Investments (unaudited) (continued)

parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

When entering into a forward foreign currency contract, the Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(e) Foreign Currency Translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(f) Loan Participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(g) Credit and Market Risk. The Fund invests in high yield and emerging market instruments that are subject to certain credit and market risks. The yields of high yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investment in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investment in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(h) Security Transactions. Security transactions are accounted for on a trade date basis.

2. Investments

At September 30, 2010, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$74,151,887
Gross unrealized depreciation	(35,697,827)

Net unrealized appreciation	$38,454,060

Notes to Schedule of Investments (unaudited) (continued)

At September 30, 2010, the Fund had the following open futures contracts:

	NUMBER OF CONTRACTS	EXPIRATION DATE	BASIS VALUE	MARKET VALUE	UNREALIZED LOSS
Contracts to Buy:
U.S. Treasury Bonds	75	12/10	$10,727,635	$10,596,094	$(131,541)
Contracts to Sell:
U.S. Treasury 5-Year Notes	305	12/10	36,547,790	36,864,492	(316,702)

Net unrealized loss on open futures contracts					$(448,243)

At September 30, 2010, the Fund had the following open forward foreign currency contracts:

FOREIGN CURRENCY	COUNTERPARTY	LOCAL CURRENCY	MARKET VALUE	SETTLEMENT DATE	UNREALIZED GAIN (LOSS)
Contracts to Buy:
Colombian Peso	Citibank N.A.	1,354,237,500	$751,722	10/15/10	$14,722
British Pound	JPMorgan Chase	1,400,000	2,198,454	11/24/10	(22,870)
Euro	UBS AG	429,198	584,877	11/24/10	43,272

					35,124

Contracts to Sell:
Colombian Peso	Citibank N.A.	1,354,237,500	751,722	10/15/10	(1,867)
British Pound	BNP Paribas	461,290	724,375	11/24/10	(5,092)
British Pound	Citibank N.A.	1,170,000	1,837,280	11/24/10	13,737
British Pound	JPMorgan Chase	454,370	713,508	11/24/10	(10,923)
British Pound	JPMorgan Chase	960,163	1,507,767	11/24/10	(28,427)
British Pound	JPMorgan Chase	965,148	1,515,595	11/24/10	(30,464)
British Pound	UBS AG	407,966	640,639	11/24/10	(7,334)
British Pound	UBS AG	727,666	1,142,671	11/24/10	(12,206)
British Pound	UBS AG	6,690,279	10,505,908	11/24/10	147,913
Euro	BNP Paribas	3,045,386	4,150,013	11/24/10	(126,906)
Euro	Citibank N.A.	10,911,980	14,869,990	11/24/10	(532,140)
Euro	Goldman Sachs	11,603,622	15,812,506	11/24/10	(490,503)
Euro	UBS AG	172,358	234,875	11/24/10	(16,221)
Euro	UBS AG	206,007	280,730	11/24/10	(15,041)
Euro	UBS AG	38,458,260	52,407,899	11/24/10	(1,487,164)

					(2,602,638)

Net unrealized loss on open forward foreign currency contracts					$(2,567,514)

3. Derivative Instruments and Hedging Activities

Financial Accounting Standards Board Codification Topic 815 requires enhanced disclosure about an entity’s derivative and hedging activities.

The following is a summary of the Fund’s derivative instruments categorized by risk exposure at September 30, 2010:

	Futures Contracts		Forward Foreign Currency Contracts
Primary Underlying Risk Disclosure	Unrealized Appreciation	Unrealized Depreciation	Unrealized Appreciation	Unrealized Depreciation	Total
Interest Rate Contracts	—	$(448,243)	—	—	$(448,243)
Foreign Exchange Contracts	—	—	$219,644	$(2,787,158)	(2,567,514)

Total	—	$(448,243)	$219,644	$(2,787,158)	$(3,015,757)

Notes to Schedule of Investments (unaudited) (continued)

During the period ended September 30, 2010, the volume of derivative activity for the Fund was as follows:

Average Market Value
Forward foreign currency contracts (to buy)	$6,061,669
Forward foreign currency contracts (to sell)	93,526,684
Futures contracts (to buy)	7,896,094
Futures contracts (to sell)	28,751,731

The Fund has several credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Fund. Credit related contingent features are established between the Fund and its derivatives counterparties to reduce the risk that the Fund will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in the Fund’s net assets and/or a percentage decrease in the Fund’s Net Asset Value or NAV. The contingent features are established within the Fund’s International Swap and Derivatives Association, Inc. master agreements which govern positions in swaps, over-the-counter options, and forward currency exchange contracts for each individual counterparty.

ITEM 2.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 3.	EXHIBITS.

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Legg Mason Partners Income Trust

By	/S/ R. JAY GERKEN
R. Jay Gerken
Chief Executive Officer

Date:	November 23, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/S/ R. JAY GERKEN
R. Jay Gerken
Chief Executive Officer

Date: November 23, 2010

By:	/S/ KAPREL OZSOLAK
Kaprel Ozsolak
Chief Financial Officer

Date:	November 23, 2010